Exhibit (99.1)

EASTMAN KODAK COMPANY

Kodak Completes Acquisition of Kodak Polychrome Graphics

Kodak now offers graphic communications industry's broadest portfolio


ROCHESTER, N.Y., - April 1 - Eastman Kodak Company (NYSE:EK) today announced that it has completed its acquisition of Kodak Polychrome Graphics (KPG) through redemption of Sun Chemical Corporation's 50 percent interest in the joint venture. KPG is now part of Kodak's Graphic Communications Group (GCG).
  The acquisition further establishes Kodak as a leading company in the graphic communications industry and complements Kodak's existing businesses in this market.
  "The addition of the people, products and distribution capabilities of KPG makes Kodak the company to turn to for the broadest solutions portfolio in the industry," said James Langley, President, Graphic Communications Group, and Senior Vice President, Eastman Kodak Company. "We are uniquely positioned to be the preferred partner for our customers and help them improve efficiency and expand their business offerings."
  As planned, with the completion of the KPG acquisition, Kodak will implement a new GCG organization structure, consisting of two operating units, a strong regional structure and integrated sales and service forces. The GCG organization includes the following two operating units:

  -  Graphic Solutions & Services (GS&S), led by Jeff Jacobson,
     President, consists of the following strategic product groups
     (SPGs):
       - Workflow & Prepress includes computer-to-plate equipment, workflow solutions, color, storage, professional services, inkjet proofing and digital halftone proofing.
       - Digital Printing includes Kodak's electrophotographic (EP) and direct imaging portfolio, professional services, device controls and publishing services.
       - Consumables includes printing plates, film, flexographic plates and digital halftone media.

  Once Kodak's planned acquisition of Creo, Inc., which was announced on January 31, 2005, is completed, Kodak intends to include Creo's operations in the GS&S portfolio.

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  As President of GS&S, Jacobson is responsible for R&D,
commercialization, manufacturing, product marketing and administrative functions, including finance, information technology and human resources.
  Jacobson also will serve as the Graphic Communications Group's Chief Operating Officer, with responsibility for key strategic functions, including global services and global customer operations that will support the regions (Americas, EAMER, Greater Asia and Japan) and their integrated sales forces.

  -  Transaction & Industrial Solutions (T&IS), led by Nachum
     "Homi" Shamir, President, consists of the following strategic product groups:
       - Continuous inkjet (CIJ) includes Kodak's high-speed, high-volume CIJ portfolio.
       - Industrial inkjet includes CIJ technology and drop-on-demand inkjet solutions designed for industrial and packaging applications.
       - Wide-format inkjet includes wide-format printers, inks and media.
       - Document scanners includes Kodak's market-leading document scanning technology.
       -    Business process services operations.

  Shamir is responsible for the R&D, manufacturing and commercialization of advanced inkjet and scanning technologies for GCG, and administrative functions, including finance, information technology and human resources for T&IS; he also manages product and sales specialists within the regions for the T&IS portfolio.

Key Functional Units

  Functional units within GCG will operate as shared service organizations. These functional units report to Langley and include: Chief Technology Office, Finance, Human Resources, Marketing, Operations, Special Projects and Strategy & Business Planning.
   "Kodak has assembled the right businesses, technologies and people to enable customers to become leaders in the transformation of the industry," said Langley. "We are committed to a seamless transition and to providing uninterrupted customer service throughout the integration process."

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  Kodak purchased KPG for $817 million, with $317 million paid in cash at closing; $200 million in cash in the third quarter 2006 and $50 million in cash annually from 2008 through 2013. Kodak will fund the transaction through internally generated cash flow.
  KPG revenues for 2004 were approximately $1.7 billion. Kodak expects this transaction to add approximately $1.1 billion to Kodak's revenue in 2005, reflecting approximately nine months of Kodak ownership, and the elimination of inter-company sales from Kodak to KPG. In 2006, Kodak expects approximately $1.4 billion of incremental revenue, reflecting a full year of ownership and the elimination of inter-company sales.
  Kodak also expects the transaction will add approximately eight cents to the company's 2005 operational earnings and approximately 14 cents to its 2006 operational earnings. These figures are included in Kodak's stated goal of achieving operational earnings of $3 per share in 2006. On a Generally Accepted Accounting Principles (GAAP) basis, Kodak expects the transaction will add approximately five cents to the company's 2005 EPS and approximately 14 cents to its 2006 EPS.

About Eastman Kodak Company

     Kodak is the leader in helping people take, share, print and view images - for memories, for information, for entertainment, for business. With sales of $13.5 billion in 2004, the company is committed to a digitally oriented growth strategy focused on the following businesses: Health - supplying the industry with traditional and digital imaging information products and services, as well as healthcare IT solutions and services; Graphic Communications - offering contract, monitor and remote proofing solutions; on-demand color and monochrome printing systems; a leading computer-to-plate portfolio; wide-format inkjet printing and proofing; high-speed, high-volume continuous inkjet printing; leading color management products; and document scanning, archiving and multi-vendor IT services; Digital & Film Imaging Systems - providing consumers, professionals and cinematographers with digital and traditional products and services; and Display & Components - which designs and manufactures state-of-the-art organic light-emitting diode displays as well as other specialty materials, and delivers imaging sensors to original equipment manufacturers. More information about Kodak (NYSE:
EK) is available at www.kodak.com.

                                #
2005

  Certain statements in this press release may be forward looking in nature, or "forward-looking statements" as defined in the United States Private Securities Litigation Reform Act of 1995. For example, references to KPG's projected revenues and the impact on Kodak's revenues and earnings and Kodak's cash generation plans are forward looking statements.

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  Actual results may differ materially from those expressed or implied in forward-looking statements. In addition, any forward-looking statements represent our estimates only as of the date they are made, and should not be relied upon as representing Kodak's estimates as of any subsequent date.
While Kodak may elect to update forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if its estimates change.
  Kodak's results may be adversely affected if it is unable to realize the expected benefits of the acquisition of KPG, including because of:
  - Difficulty in combining the operations of KPG with those of Kodak, resulting in failure to achieve the projected cost savings, synergies, efficiencies and revenue growth; and
  - Any loss of employees, customers or suppliers that KPG or Kodak may suffer as a result of the acquisition.

The forward-looking statements contained in this news release are subject to a number of factors and uncertainties, including Kodak's successful:
  -  Implementation of its digitally oriented growth strategy;
  - Implementation of product strategies (including category expansion, digitization, organic light emitting diode (OLED) displays, and digital products);
  - Implementation of intellectual property licensing strategies;
  -  Development and implementation of e-commerce strategies;
  - Completion of information systems upgrades, including SAP, our enterprise system software;
  -  Integration of newly acquired businesses;
  -  Completion of various portfolio actions;
  -  Transition from analog to digital imaging;
  -  Implementation of our three-year cost reduction program;
  -  Reduction of inventories;
  -  Implementation of its debt management program;
  -  Improvement in manufacturing productivity and techniques;
  -  Improvement in receivables performance;
  -  Reduction in capital expenditures;
  -  Improvement in supply chain efficiency;
  - Implementation of future focused cost reductions, including personnel reductions; and
  - Development of its business in emerging markets like China, India, Brazil, Mexico and Russia;

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  Forward-looking statements contained in this new release are subject to the following additional Kodak risk factors and uncertainties:
  - Inherent unpredictability of currency fluctuations and raw material costs;
  -  Competitive actions, including pricing;
  - The nature and pace of technology evolution, including the analog-to-digital transition;
  -  Continuing customer consolidation and buying power;
  - Current and future proposed changes to tax laws, as well as other factors which could adversely impact Kodak's effective tax rate in the future;
  - General economic, business, geopolitical, regulatory and public health conditions;
  -  Market growth predictions; and
  - Other factors and uncertainties disclosed from time to time in Kodak's filings with the Securities and Exchange Commission.
  - The results of Kodak's ongoing investigation regarding the income tax accounting errors recently announced.

  Any forward-looking statements in this press release should be evaluated in light of these important factors and uncertainties.